UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

SolarCity Corporation (the “Company”) is conducting an offering of the five series of Solar Bonds identified in the table below (the “Offered Series”).  The offering is being made pursuant to the previously announced Solar Bond Program and the distribution agreement entered into by and between the Company and Incapital LLC on March 9, 2015.  The Company is offering an aggregate principal amount of each Offered Series up to the maximum principal amount set forth in the table below.  In addition, the Solar Bonds of each Offered Series will mature on the date and bear interest at a rate, as set forth in the table below.

Title of Series of Solar Bonds	CUSIP	Maturity Date	Interest Rate	Maximum Principal Amount
1.60% Solar Bonds, Series 2015/C123-1	83417KFC7	December 17, 2016	1.60%	$5,000,000
2.65% Solar Bonds, Series 2015/C124-3	83417KFD5	December 17, 2018	2.65%	$5,000,000
3.60% Solar Bonds, Series 2015/C125-5	83417KFE3	December 17, 2020	3.60%	$5,000,000
4.70% Solar Bonds, Series 2015/C126-10	83417KFF0	December 17, 2025	4.70%	$5,000,000
5.45% Solar Bonds, Series 2015/C127-15	83417KFG8	December 17, 2030	5.45%	$5,000,000

The Solar Bonds in each Offered Series will be issued pursuant to an indenture, dated as of October 15, 2014 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to such Offered Series (each, a “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Solar Bonds of each Offered Series are senior unsecured obligations of the Company.  In addition, the occurrence of certain events will result in an “Event of Default” with respect to each Offered Series, which may result in the acceleration of the maturity of such Offered Series.  For a description of (i) the ranking of the Offered Series as compared to other indebtedness of the Company, (ii) the types of events that would give rise to an Event of Default, and (iii) the rights of the Trustee or holders upon the occurrence of an Event of Default, see “Item 1.01. Entry into a Material Definitive Agreement ‒ Solar Bonds Program” in our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 15, 2014.  The description of these terms in such previously filed Form 8-K is specifically incorporated by reference herein.

The summary of the Solar Bonds offering discussed above is qualified in its entirety by reference to the text of the Base Indenture and each Supplemental Indenture, and the related forms of Solar Bonds, which are included as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	One Hundred-and-Fifty-Fifth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 1.60% Solar Bonds, Series 2015/C123-1.
4.3	One Hundred-and-Fifty-Sixth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 2.65% Solar Bonds, Series 2015/C124-3.
4.4	One Hundred-and-Fifty-Seventh Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 3.60% Solar Bonds, Series 2015/C125-5.
4.5	One Hundred-and-Fifty-Eighth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 4.70% Solar Bonds, Series 2015/C126-10.
4.6	One Hundred-and-Fifty-Ninth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 5.45% Solar Bonds, Series 2015/C127-15.
4.7	Form of 1.60% Solar Bonds, Series 2015/C123-1 (included in Exhibit 4.2 hereto).
4.8	Form of 2.65% Solar Bonds, Series 2015/C124-3 (included in Exhibit 4.3 hereto).
4.9	Form of 3.60% Solar Bonds, Series 2015/C125-5 (included in Exhibit 4.4 hereto).
4.10	Form of 4.70% Solar Bonds, Series 2015/C126-10 (included in Exhibit 4.5 hereto).

4.11	Form of 5.45% Solar Bonds, Series 2015/C127-15 (included in Exhibit 4.6 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad W. Buss
Brad W. Buss
Date: November 30, 2015		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	One Hundred-and-Fifty-Fifth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 1.60% Solar Bonds, Series 2015/C123-1.
4.3	One Hundred-and-Fifty-Sixth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 2.65% Solar Bonds, Series 2015/C124-3.
4.4	One Hundred-and-Fifty-Seventh Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 3.60% Solar Bonds, Series 2015/C125-5.
4.5	One Hundred-and-Fifty-Eighth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 4.70% Solar Bonds, Series 2015/C126-10.
4.6	One Hundred-and-Fifty-Ninth Supplemental Indenture, dated as of November 30, 2015, by and between the Company and the Trustee, related to the Company’s 5.45% Solar Bonds, Series 2015/C127-15.
4.7	Form of 1.60% Solar Bonds, Series 2015/C123-1 (included in Exhibit 4.2 hereto).
4.8	Form of 2.65% Solar Bonds, Series 2015/C124-3 (included in Exhibit 4.3 hereto).
4.9	Form of 3.60% Solar Bonds, Series 2015/C125-5 (included in Exhibit 4.4 hereto).
4.10	Form of 4.70% Solar Bonds, Series 2015/C126-10 (included in Exhibit 4.5 hereto).
4.11	Form of 5.45% Solar Bonds, Series 2015/C127-15 (included in Exhibit 4.6 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).